Exhibit 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Ottawa Bancorp, Inc. (the “Company”) on Form 10-K for the period ending December 31, 2012 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1. The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of and for the period covered .

/s/ Jon L. Kranov
Jon L. Kranov
President and Chief Executive Officer

March 28, 2013

/s/ Marc N. Kingry
Marc N. Kingry
Chief Financial Officer

March 28, 2013